                                  STOCK OPTION PLAN

                    FOR DIRECTORS AND EXECUTIVE AND KEY EMPLOYEES

                                          OF

                                 NIHAN & MARTIN, INC.



         Nihan & Martin, Inc., a corporation organized under the laws of the State of Delaware, hereby adopts this Stock Option Plan for Directors and Executive and Key Employees of Nihan & Martin, Inc. The purposes of this Plan are as follows:

         (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its directors and executive and other key Employees who have been or will be given responsibility for the management or administration of the Company's business affairs by assisting them to become owners of the Company's Common Stock and thus to benefit directly from its growth, development and financial success.

         (2) To enable the Company to obtain and retain the services of the type of directors and professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of the Company's Common Stock under options.

                                      ARTICLE I

                                     DEFINITIONS

         Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular shall include the plural, where the context so indicates.

SECTION 1.1 - AMC

         "AMC" shall mean American Medserve Corporation, a Delaware corporation.

SECTION 1.2 - BOARD

         "Board" shall mean the Board of Directors of the Company.

SECTION 1.3 - CAUSE

         "Cause" shall mean, with respect to any Optionee, (a) the conviction of a felony by such Optionee (b) the commission of any act by such Optionee that is materially injurious to the Company and that involves dishonesty, disloyalty or fraud with respect to the Company, (c) gross negligence or willful misconduct with respect to the Company that is materially injurious to the Company or (d) the Optionee's substantial and repeated failure to perform duties commensurate with his or her position as reasonably directed in writing by the Board in good faith.

SECTION 1.4 - CODE

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.5 - COMMITTEE

         "Committee" shall mean the full Board; provided, however, that the Board may, but need not, delegate its rights and duties hereunder to a committee consisting of two or more Board members to serve as the Committee hereunder during the pleasure of the Board. Any such committee shall have such powers and duties as are delegated to it by the Board.

SECTION 1.6 - COMMON STOCK

         "Common Stock" shall mean the common stock of the Company.

SECTION 1.7 - COMPANY

         "Company" shall mean Nihan & Martin, Inc.

SECTION 1.8 - DIRECTOR

         "Director" shall mean a member of the Board.

SECTION 1.9 - EMPLOYEE

         "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of the Company or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

SECTION 1.10 - EXCHANGE ACT

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.11 - OFFICER

         "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.12 - OPTION

         "Option" shall mean an option to purchase Common Stock of the Company, granted under the Plan.

SECTION 1.13 - OPTION AGREEMENT

         "Option Agreement" shall mean any Option Agreement evidencing the grant of Options hereunder, as set forth in Section 4.1.

SECTION 1.14 - OPTIONEE

         "Optionee" shall mean an Employee or Director to whom an Option is granted under the Plan.

SECTION 1.15 - PARENT CORPORATION

         "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.16 - PARTICIPATION AGREEMENT

         "Participation Agreement" shall mean the agreement entered into by and among the Company and the Optionee that shall govern certain terms of Options and shall govern the shares acquired upon exercise of Options.

SECTION 1.17 - PLAN

         "Plan" shall mean this Stock Option Plan for Directors and Executive and Key Employees of Nihan & Martin, Inc.

SECTION 1.18 - RULE 16b-3

         "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.19 - SECRETARY

         "Secretary" shall mean the Secretary of the Company.

SECTION 1.20 - SECURITIES ACT

         "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.21 - SUBSIDIARY

         "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.22 - TERMINATION OF EMPLOYMENT

         "Termination of Employment" shall mean the time when (a) the term of a Director is terminated for any reason or (b) the employee-employer relationship between the Optionee and the Company is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Committee, in its discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for Cause, and all questions of whether particular leaves of absence constitute Terminations of Employment.

                                      ARTICLE II

                                SHARES SUBJECT TO PLAN

SECTION 2.1 - SHARES SUBJECT TO PLAN

         The shares of stock subject to Options shall be shares of Common
Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 500 shares.

SECTION 2.2 - UNEXERCISED OPTIONS

         If any Option (or portion thereof) expires or is cancelled without having been fully exercised, the number of shares subject to such Option (or portion thereof) but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

SECTION 2.3 - CHANGES IN COMPANY'S SHARES; ADJUSTMENTS IN OPTIONS

         (a) Subject to Section 2.3(e), but notwithstanding any other term of this Plan, in the event that the Committee determines, in its sole discretion, that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of

                (i) the number and type of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued),

               (ii) the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options,

              (iii) the grant or exercise price with respect to any Option, and

               (iv) the financial or other "targets," if any, specified in each Option Agreement for determining the exercisability of Options.

         (b) Subject to Section 2.3(e), but notwithstanding any other term of this Plan, in the event of any corporate transaction or other event described in
Section 2.3(a) which results in shares of Common Stock being exchanged for or converted into cash, securities (including securities of another corporation) or other property, the Committee will have the right to terminate this Plan as of the date of the event or transaction, in which case all Options granted under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

         (c) Subject to Section 2.3(e), but notwithstanding any other term of this Plan, in the event of any corporate transaction or other event described in
Section 2.3(a) or any unusual or nonrecurring transactions or events affecting the Company, the financial statements of the Company, or changes in applicable laws, regulations, or accounting principles, the Committee, in its discretion, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                (i) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either automatically or upon the Optionee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Optionee's rights had such Option been currently exercisable or payable or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

               (ii) In its discretion, the Committee may provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such transaction or event, that it cannot be exercised after such event;

              (iii) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option shall be exercisable as to all shares covered thereby;

               (iv) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such transaction or event, that upon such event, such Option be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                (v) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of, and criteria included in, outstanding Options, including the grant or exercise price, and options which may be granted in the future.

         (d) Any such adjustment made by the Committee in good faith pursuant to the Section 2.3 shall be final and binding upon the Optionee, the Company and all other interested parties.

         (e) The Committee may elect at any time to exchange the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable for shares of common stock of AMC as provided in the Participation Agreement without change in the total price applicable to the unexercised portion of the Options (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. All terms applicable to such options to purchase common stock of AMC, including price, number of shares, and period of exercisability, shall be determined by the Committee in its discretion in accordance with this Section 2.3(e) and in accordance with the Participation Agreement, and shall be binding on all Optionees, the Company, and all interested persons.

         (f) In the event that the shares of Common Stock subject to Options under this Plan are exchanged for other shares or securities as described in this Section 2.3, then the provisions of the Plan shall be applicable to the shares or other securities into which the shares have been exchanged.

         (g) Subject to Section 2.3(e) but notwithstanding any other term of this Plan, the Committee may, in its discretion, include such further provisions and limitations in any Option Agreement as it may deem equitable and in the best interests of the Company.

                                     ARTICLE III

                                 GRANTING OF OPTIONS

SECTION 3.1 - ELIGIBILITY

         Any Director, executive or other key Employee shall be eligible to be granted Options.

SECTION 3.2 - GRANTING OF OPTIONS

         (a)  The Committee shall from time to time, in its discretion:

                (i) Determine which Employees are executive or other key Employees and select from among them (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

               (ii) Select among Directors such of them as should be granted Options; and

              (iii) Determine the number of shares to be subject to such Options granted to such selected Director or executive or other key Employees; and

               (iv) Determine the terms and conditions of such Options, consistent with the Plan.

         (b) Upon the selection of a Director or an executive or other key Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or Director that he or she surrender for cancellation some or all of the unexercised Options which have been previously granted to him or her. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, period of exercisability or any other term or condition of the surrendered Option.

                                      ARTICLE IV

                                   TERMS OF OPTIONS

SECTION 4.1 - OPTION AGREEMENT

         Each Option shall be evidenced by a written Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

SECTION 4.2 - OPTION PRICE

         (a) The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the fair market value of such shares on the date such Option is granted.

         (b) For purposes of the Plan, the fair market value of a share of the Company's Common Stock as of a given date shall be:

                (i) if the Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith, but in no event less than the Company's book value per share; and

               (ii)     if the Common Stock is publicly traded,

                   A the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or

                   B if such Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Common Stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or

                   C if such Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on the day previous to such date, as determined in good faith by the Committee.

SECTION 4.3 - COMMENCEMENT OF EXERCISABILITY

         (a) Except as the Committee may otherwise provide with respect to Options granted to Employees or Directors who are not Officers, no Option may be exercised in whole or in part during the first twelve months after such Option is granted.

         (b) Subject to the provisions of Sections 4.3(a), 4.3(c) and 7.3, and except as the Committee may provide otherwise in the terms of any individual Option Agreement as described in Section 4.4, Options shall become exercisable in equal one-seventh installments on each of the first seven one-year anniversaries of the date of grant of the Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c) and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

         (c) Except as the Committee may, in its discretion, determine otherwise, no portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

SECTION 4.4 - ACCELERATION OF EXERCISABILITY

         The Committee may provide in the terms of an Option Agreement that, notwithstanding Section 4.3, such Option shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of such Option Agreement. Such terms may provide for contingent exercisability related to the Company's achievement of specified financial targets, the Optionee's achievement of individual performance targets, or such other events and conditions as the Committee, in its discretion, shall determine.

SECTION 4.5 - EXPIRATION OF OPTIONS

         (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

                (i) The expiration of ten years from the date the Option was granted; or

               (ii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment for any reason other than death, Cause or voluntary resignation; provided that if such Optionee dies within said three-month period, the Options shall cease to be exercisable upon the expiration of one year from the Optionee's date of death; or

              (iii) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee's Termination of Employment for any reason other than Cause or death, unless the Optionee dies within said one-year period; or

               (iv) The date of the Optionee's Termination of Employment for Cause or by reason of voluntary resignation; or

                (v) The expiration of one year from the date of the Optionee's death.

         (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option Agreement when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Option Agreements that said Options expire immediately upon a Termination of Employment for any reason.

SECTION 4.6 - NOT A CONTRACT OF EMPLOYMENT

         Nothing in this Plan or in any Option Agreement hereunder shall confer upon any Optionee any right to continue as a Director or in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries (if the Optionee is an Employee), which rights are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

                                      ARTICLE V

                                 EXERCISE OF OPTIONS

SECTION 5.1 - PERSON ELIGIBLE TO EXERCISE

         During the lifetime of the Optionee, only he or she may exercise an Option (or any portion thereof) granted to him or her. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

SECTION 5.2 - PARTIAL EXERCISE

         At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 5.3 - MANNER OF EXERCISE

         An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his or her office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Option Agreement:

         (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee;

         (b) Full payment for the shares with respect to which such Option or portion is thereby exercised. The payment shall be paid in cash or if the Option Agreement so provides, (i) in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company, having a fair market value on the date of exercise equal to the aggregate exercise price of the exercised Option or portion thereof, (ii) in whole or in part, by surrender of shares of Common Stock then issuable upon exercise of the Option having a fair market value on the date of exercise equal to the aggregate exercise price of the exercised Option (or portion thereof), or
(iii) by any combination of the foregoing. Fair market value for purpose of this Section 5.3(b) shall be determined as of the date of exercise pursuant to the method described in Section 4.2(b) of the Plan.

         (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option;

         (d) Such representations and documents as the Committee, in its discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

         (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

SECTION 5.4 - CERTAIN TIMING REQUIREMENTS

         To the extent necessary to comply with the requirements to which shares of Common Stock are subject under Rule 16b-3, Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only (a) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (b) pursuant to an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Committee) made at least six months prior to the payment of such Option price or withholding taxes.

SECTION 5.5 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

         The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on any and all stock exchanges on which such class of stock is then listed; and

         (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its discretion, deem necessary or advisable; and

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its discretion, determine to be necessary or advisable; and

         (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

         (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

SECTION 5.6 - RIGHTS AS SHAREHOLDERS

         The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 5.7 - TRANSFER RESTRICTIONS

         Shares acquired upon exercise of Options shall be subject to the terms of the Stockholders Agreement. To the extent necessary to comply with the requirements to which shares of Common Stock are subject under Rule 16b-3, unless otherwise approved in writing by the Committee, no shares acquired upon exercise of any Option by any Officer may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted. The Committee, in its discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Option Agreement and may be referred to on the certificates evidencing such shares.

                                      ARTICLE VI

                                    ADMINISTRATION


SECTION 6.1 - DUTIES AND POWERS OF COMMITTEE

         It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

SECTION 6.2 - MAJORITY RULE

         The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

SECTION 6.3 - PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

         All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                     ARTICLE VII

                                   OTHER PROVISIONS

SECTION 7.1 - OPTIONS NOT TRANSFERABLE

         No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 7.2 - AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

         The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's shareholders given within 12 months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, materially modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of Section 4.2(a) or extend the limit imposed in this Section 7.2 on the period during which Options may be granted or amend or modify the Plan in a manner requiring shareholder approval under Rule 16b-3. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

         (a) The expiration of ten years from the date the Plan is adopted by the Board; or

         (b) The expiration of ten years from the date the Plan is approved by the Company's shareholders under Section 7.3.

SECTION 7.3 - APPROVAL OF PLAN BY SHAREHOLDERS

         This Plan will be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such shareholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the shareholders; provided, further, that if such approval has not been obtained at the end of said 12-month period, all Options previously granted under the Plan shall thereupon be cancelled and become null and void. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3(b).

SECTION 7.4 - EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS

         The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 7.5 - TITLES

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

SECTION 7.6 - CONFORMITY TO SECURITIES LAWS

         The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

SECTION 7.7 - GOVERNING LAW

         To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

SECTION 7.8 - SEVERABILITY

         In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.


                                          17